BLACKROCK LARGE CAP FOCUS VALUE FUND, INC.

(the “Fund”)

Supplement dated March 14, 2024 to the Statement of Additional Information (“SAI”) of the Fund, dated October 27, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Tony DeSpirito and David Zhao are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony DeSpirito	13 $28.06 Billion	11 $5.63 Billion	8 $916.90 Million	0 $0	0 $0	0 $0
David Zhao	13 $28.47 Billion	11 $5.63 Billion	8 $916.90 Million	0 $0	0 $0	0 $0

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of June 30, 2023, the end of the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Tony DeSpirito	$500,001 - $1,000,000
David Zhao	$100,001 - $500,000

Shareholders should retain this Supplement for future reference.